EXHIBIT (10)(g)

HILLSBOROUGH SAVINGS BANK, INC., SSB
EMPLOYMENT AGREEMENT



THIS AGREEMENT entered into as of February 18, 1999, by and between HILLSBOROUGH SAVINGS BANK, INC., SSB (hereinafter referred to as the "SavingsBank") and Danny
C. Lloyd (hereinafter referred to as the "Officer") and is joined in by PIEDMONT BANCORP, INC., the parent holding company of theSavings Bank (hereinafter referred to as the "Holding Company").

         WHEREAS, the Savings Bank is a state-chartered stock savings bank and the wholly-owned subsidiary of the Holding Company, and

         WHEREAS, the Savings Bank desires to retain the services of the Officer as Vice President of the Savings Bank upon the terms and conditions set forth herein; and

         WHEREAS, the services of the Officer, his experience and knowledge of the affairs of the Savings Bank, and his reputation and contacts in the industry and the local community are extremely valuable to the Savings Bank, and

         WHEREAS, the Savings Bank wishes to attract and retain such well-qualified executives and it is in the best interest of the Savings Bank and of the Officer to secure the continued services of the Officer notwithstanding any change in control of the Savings Bank or the Holding Company; and

         WHEREAS, the Savings Bank considers the establishment and maintenance of a sound and vital management to be part of its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Holding Company, the Savings Bank and their stockholders; and

         WHEREAS, the parties desire to enter into this Agreement in order to set forth the terms and conditions of the Officer's employment relationship with the Savings Bank.

         NOW, THEREFORE, for and in consideration of the premises and mutual promises, covenants and conditions hereinafter set forth and other good and valuable considerations, the receipt and sufficiency of which hereby are acknowledged, the parties hereby do agree as follows:

         1. Employment. The Savings Bank hereby agrees to employ the Officer and the Officer hereby agrees to accept employment, upon the terms and conditions stated herein, as Vice President of the Savings Bank. The Officer shall render such administrative and management services to the Savings Bank as are customarily performed by persons situated in a similar executive capacity. The Officer shall promote the business of the Savings Bank and perform such other duties as shall, from time to time, be reasonably prescribed by the Board of Directors of the Savings Bank (the "Board").

         2. Compensation. The Savings Bank shall pay the Officer during the term of this agreement, as compensation for all service rendered by him to the Savings Bank, a base salary at the rate of $59,000.00 per annum, payable in cash not less frequently than monthly; provided that the rate of salary shall be reviewed by the Board not less often than annually. Such rate of salary, or increased rate of salary, as the case may be, may be further increased from time to time in such amounts as the Board, in its discretion, may decide. In determining salary increases, the Board shall compensate the Officer for increases in the cost of living and may also provide for performance or merit increases. Participation in incentive compensation, deferred compensation, discretionary bonus, profit-sharing, retirement, stock option and other employee benefit plans that the Savings Bank or the Holding Company have adopted or may from time to time adopt, and participation in any fringe benefits, shall not reduce that salary payable to the Officer under this Section. The Officer will be entitled to such customary fringe benefits, vacation, sick leave as are consistent with the normal practices and established policies of the Savings Bank. In the event of a Change of Control (as defined in Section 10), the Officer's rate of salary shall be increased not less than six percent (6%) annually during the term of this Agreement.

         3. Discretionary Bonuses. During the term of this Agreement, the Officer shall be entitled in an equitable manner with all other key management personnel of the Savings Bank, to such discretionary bonuses as may be authorized, declared and paid by the Directors to the Savings Bank's key management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Officer's right to such discretionary bonuses when and as declared by the Directors.

         4. Participation in Retirement and Employee Benefit Plans: Fringe Benefits. The Officer shall be entitled to participate in any plan relating to deferred compensation, stock awards, stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical and dental coverage, disability coverage, education, or other retirement or employee benefits that the Savings Bank or the Holding Company have adopted, or may, from time to time adopt, for benefit of their executive employees and for employees generally, subject to the eligibility rules of such plans. The Officer shall also be entitled to participate in any other fringe benefits which are now or may be or become applicable to the Officer or the Savings Bank's other executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations, and any other benefits which are commensurate with the duties and responsibilities to be performed by the Officer under this Agreement. Additionally, the Officer shall be entitled to such vacation and sick leave as shall be established under uniform employee policies promulgated by the Directors. The Savings Bank shall reimburse the Officer for all out-of-pocket reasonable and necessary business expenses which the Officer may incur in connection with his services on behalf of the Savings Bank.

         5. Term. The initial term of employment under this Agreement shall be for the period commencing upon the effective date of this Agreement and ending three (3) calendar years from the effective date of this Agreement. On each anniversary of the effective date of this Agreement of the Savings Bank, the term of this Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Savings Bank or the Officer is received 90 days prior to an anniversary date advising the other party that this Agreement shall not be further extended; provided that the Directors shall review the Officer's performance annually and make a specific determination pursuant to such review to renew this Agreement prior to the 90 day notice period.

         6. Loyalty. The Officer shall devote his full efforts and entire business time to the performance of his duties and responsibilities under this Agreement. The Officer agrees that he will hold in confidence all knowledge or information of a confidential nature with respect to the respective businesses of the Holding Company, the Savings Bank or of their subsidiaries, if any, received by him during the term of this Agreement and will not disclose or make use of such information, except in the ordinary course of his duties under this Agreement, without the prior written consent of the Holding Company or the Savings Bank.

         7. Standards. The Officer shall perform his duties and responsibilities under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may be established from time to time by the Board. The Savings Bank will provide the Officer with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

         8. Termination and Termination Pay. (a) The Officer's employment under this Agreement shall be terminated upon the death of the Officer during the term of this Agreement, in which event, the Officer's estate shall be entitled to receive the compensation due the Officer through the last day of the calendar month in which his death shall have occurred and for a period of one month thereafter. (b) The Officer's employment under this Agreement may be terminated at any time by the Officer upon sixty (60) days' written notice to the Board of Directors. Upon such termination, the Officer shall be entitled to receive compensation through the effective date of such termination. (c) The Board may terminate the Officer's employment at any time, but any termination by the Board, other than termination for cause, shall not prejudice the Officer's right to compensation or other benefits under this Agreement for the remaining period which would have been covered by this Agreement if such termination had not occurred. The Officer shall have no right to receive compensation or other benefits for any period after termination for "cause." Termination for "cause" shall include termination because of the Officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provisions of this Agreement.

         9. Additional Regulatory Requirements. (a) If the Officer is suspended and/or temporarily prohibited from participating in the conduct of the Savings Bank's affairs by a notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(l)), the Savings Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Bank shall (i) pay the Officer all of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended. (b) If the Officer is removed and/or permanently prohibited from participating in the conduct of the Savings Bank's affairs by an order issued under Section 8(e)(4) of Section 8(g)(l) of the Federal Deposit lnsurance Act (12U.S.C.1818(e)(4) and (g)(1)), all obligations of the Savings Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected (c) If the Savings Bank is in default as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12U.S.C. ss. 1818(x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties. (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Savings Bank, (i) by the Federal Deposit Insurance Corporation (the "Corporation"), at the time the Corporation enters into an agreement to provide assistance to or on behalf of the Savings
Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(c)); or (ii) by the Administrator of the Savings Institution Division of the North Carolina Department of Commerce (the "Administrator"), at the time the Administrator approves a supervisory merger to resolve problems related to operation of the Savings Bank or when the Savings Bank is determined by the Administrator to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         10. Change in Control.

         (a) In the event of a "Change in Control" (as defined in Subsection (b) below), the acquiror shall be prohibited, during the remainder of the term of this Agreement, from:

         (i) Assigning Officer any duties and/or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the Change in Control or with his reporting responsibilities or equivalent titles with the Savings Bank in effect at such time; or

         (ii) Adjusting Officer's annual base salary rate other than in accordance with the provisions of Section 2 of this Agreement; or

         (iii) Reducing in level, scope or coverage or eliminating Officer's life insurance, medical or hospitalization insurance, disability insurance, profit sharing plans, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Savings Bank or the Holding Company to the Officer as of the effective date of the Change in Control; or

         (iv) Transferring Officer to a location outside of Orange County, North Carolina, without the Officer's express written consent.

         (b) For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:
         (i) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 1 5(d) of the Exchange Act; or

         (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Holding Company or Savings Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Holding Company or Common Stock of the Savings Bank, as applicable; or

         (iii) individuals who constitute the Board or board of directors of the Holding Company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Savings Bank's or Holding Company's shareholders was approved by the Savings Bank's or Holding Company's Board of Directors or Nominating Committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

         (iv) either the Holding Company or the Savings Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Holding Company nor the Savings Bank, respectively, is the surviving corporation in such transaction; or

         (v) all or substantially all of the assets of either the Holding Company or the Savings Bank are sold or otherwise transferred to or are acquired by any other entity or group.

         Notwithstanding the other provisions of this Section 10, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, Officer and Savings Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

         (c) If, after the occurrence of a Change in Control, (i) the employment of the Officer shall be terminated by the Savings Bank or its successor for any reason other than for "cause" as defined in Section 8(c) or (ii) the employment of the Officer shall be terminated by the Officer as a result of a breach of this Agreement by the Savings Bank or its successor, and as a result of such termination, the Officer shall not become fully vested in benefits provided to the Officer under any retirement plan, restricted stock plan, stock option plan, stock ownership plan, or other employee benefit plan, then in addition to any liability arising under this Agreement, the Savings Bank or its successor shall pay to the Officer an amount equal to the value of the benefits in which the Officer shall not become fully vested as a result of such termination.

         (d) In the event any dispute shall arise between the Officer and the Savings Bank as to the terms or interpretation of this Agreement, including this Section 10, whether instituted by formal legal proceedings or otherwise, including any action taken by the Officer to enforce the terms of this Section 10 or in defending against any action taken by the Savings Bank, the Savings Bank shall reimburse the Officer for all costs and expenses incurred in such proceedings or actions, including attorney's fees, in the event the Officer prevails in any such action.

         11. Successors and Assigns.

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Savings Bank which shall acquire, directly or indirectly, by conversion, merger, consolidation, purchase or otherwise, all or substantially all of the assets of the Holding Company or the Savings Bank.

         (b) Since the Savings Bank is contracting for the unique and personal skills of the Officer, the Officer shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Savings Bank.

         12. Modification: Waiver: Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Officer and on behalf of the Savings Bank by such officer as may be specifically designated by the Directors. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         13. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of North Carolina, except to the extent that federal law shall be deemed to apply.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         IN WlTNESS WHEREOF, the parties have executed this Agreement as of the day and year first herein above written.

                                            HILLSBOROUGH SAVINGS BANK, INC., SSB

                                             By: /s/M. Marion Clark
                                                 ------------------
                                                 M. Marion Clark
                                                 Chairman of the Board

                                             By: /s/Danny C. Lloyd (SEAL)
                                                 -----------------
                                                 Danny C. Lloyd

         The foregoing Agreement is consented and agreed to by Piedmont Bancorp,Inc., the parent holding company of Hillsborough Savings Bank, Inc., SSB.


                                             PIEDMONT BANCORP, INC.

                                             By: /s/M. Marion Clark
                                                 ------------------
                                                 M. Marion Clark
                                                 Chairman of the Board

                                                                   Exhibit 10(h)
                                   L E A S E

THIS LEASE is made and entered into this day of 1 1987, by and between ZT-DURHAM ASSOCIATES, #1, a joint venture existing under the general partnership laws of North Carolina ("Landlord") and GUARANTY STATE BANK, a North Carolina corporation ("Tenant").

                              W I T N E S S E T H:

WHEREAS, Landlord holds a leasehold interest in that certain shopping center (the "Shopping Center") described on Exhibit "A-1" attached hereto and made a part hereof, and

WHEREAS, Tenant desires to sublease a portion of the Shopping Center# which portion is more particularly described on Exhibit "A-2" attached hereto and made a part hereof (the "Leased Land"), on the terms and conditions set forth herein.

NOW, THEREFORE, for payment of rent and the keeping and agreements hereinafter set the parties hereto do hereby follows:

1. LEASED PREMISES
------------------

         Landlord and in consideration of the and performing of the covenants Eorth to be kept and performed, mutually covenant and agree as

         Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be paid, kept, performed and observed by Tenant, hereby demises and leases unto Tenant, and Tenant hereby leases from Landlord, the Leased Land, together with all and singular rights, privileges and easements appurtenant thereto or which are hereinafter provided in this Lease (all of which shall constitute and comprise the "Leased Premises"). The Leased Premises are part of and are contained in the Shopping Center. The Shopping Center is shown outlined with a heavy black line, and the Leased Land is shown as the area cross-hatched in green on the Shopping Cen'ter Site Plan attached hereto as Exhibit "A-3" and made a part hereof.

2. LEASE TERM.
--------------

         2.1 Interim and Initial Term
         ----------------------------

         TO HAVE AND TO HOLD the Leased Premises unto Tenant, its successors and permitted assigns, for an interim term (the "Interim Term") commencing on the date first above written and expiring ninety (90) days after completion of Landlord's Work (as defined in Section 4.3 herein below), and continuing thereafter following the expiration of the Interim Term 'for an initial term (the "Initial 'Term") commencing on the date of expiration of the Interim Term and expiring on the date twenty (20) years following the first day of the first full calendar month following the expiration of the Interim Term, unless this Lease shall sooner terminate as provided herein.

         2.2 Option to Extend
         --------------------

         Provided Tenant shall not be in default hereunder either at the time of the exercise of the option or on the commencement date of the term of the option, Tenant shall have two (2) successive options of five (5) years each to extend the term of this Lease beyond the Initial Term upon the same terms and conditions as those herein specified, as applicable to the Initial Term of Lease, with the exception of the minimum monthly rental which shall be as provided in Section 5 .2 herein below. In the event Tenant exercises one or both of the foregoing options, if Landlord's leasehold interest in the Shopping Center expires prior to the expiration date of such option or options, this Lease shall terminate as of the expiration date of Landlord's leasehold interest in the Shopping Center, unless this Lease is extended between agreement between Tenant and the owner of the Shopping Center. Tenant acknowledges and agrees that landlord shall have no obligation to exercise any option which extends the term of this lease beyond the date on which Landlord's leasehold interest would otherwise terminate. If Tenant elects to exercise the first of said options, Tenant shall do so by giving Landlord written notice of such election at least six (6) months but not more than twelve-- (12)months prior to the expiration of the Initial Term, and, it 'the Tenant elects to exercise the additional option, Tenant shall do so by giving Landlord written notice of such election at least six (6) months but not more than twelve (12) months before the beginning of the additional period for which the term hereof is to be extended by the exercise of said option. Notwithstanding the foregoing, if Tenant fails to exercise the second option granted hereunder within the above-prescribed time period and Landlord, on or before the termination of this Lease, elects to extend the term of its leasehold interest in the Shopping Center (which term would have otherwise expired during the option term which Tenant elected not to exercise) Tenant shall have ten (10) days after receipt of written notice of Landlord's extension election in which to elect to exercise the otherwise expired option by giving Landlord written notice of such election within said ten (10) day period. If Tenant exercises either option hereunder, the term of this Lease shall be automatically extended for the additional period of years covered by the option so exercised, or such portion thereof as Tenant's leasehold interest in the Shopping Center is in effect, without execution of an extension or renewal lease. As used in this Lease, the phrases "term of this Lease", "the term hereof", "Lease Term" or words of like import shall refer to the Interim Term of this Lease and to the Initial Term of this Lease, as the case may be, together with, in any such case, any extended term with respect to which an option shall be exercised.

         2.3 Supplemental Memorandum of Lease.
         --------------------------------------

         When the commencement date and termination date of the initial Term have been determined as provided in Section 2.1 above, Landlord and Tenant shall execute, acknowledge and record a Supplemental Memorandum of Lease specifying therein the commencement date and termination of the Initial Term of this Lease.

         2.4 Cancellation of Lease.
         -------------------------

         Notwithstanding anything to the contrary herein contained, in the event the Initial Term of this Lease is not commenced on or before ninety (90) days from the date hereof, then Landlord shall have the right to cancel and terminate this Lease; provided, however, that such cancellation and termination shall not relieve either party of liability arising as a result of a breach by such party of any covenant or obligation to be performed by such party under the terms of this Lease.

3. USE OF PREMISES-COMPLIANCE WITH LAWS AND ORDINANCES.
-------------------------------------------------------

        3.1  Use of Premises
        --------------------

         Tenant may use the Leased Premises for the purpose of a retail commercial banking operation and for no other purpose whatsoever. Tenant agrees to use the Leased Premises in a careful, safe and proper manner, and not to use or permit the Leased Premises to be used for any purposes prohibited by applicable federal, state, county, municipal or other govern- mental laws, codes, rules and regulations. Tenant shall not commit waste, or suffer or permit waste permit waste to be committed, or permit any nuisances on or in the Premises.

        3.2. Discontinuance of Business.
        --------------------------------

         If Tenant shall cease operating all or substantially all of Tenant's business in the Leased Premises for a continuous period of one hundred fifty
(150) days or for a period of one hundred fifty (150) days out of one hundred eighty (180) days, for any reason other than to permit repair of damage or destruction thereto or to alter or refurbish the Leased Premises, or due to a taking by condemnation or other taking of the Leased Premises or the access thereto, then Landlord, upon sixty (60) days' prior written notice to Tenant, may terminate this Lease; provided, however, that if Tenant shall commence and continue the bona fide operation of Tenant's business on the Leased Premises within sixty (60) days, said notice of termination shall be nullified and of no force of effect; and further provided, however, that any such the operation of Tenant's business shall not be deemed an event of default hereunder.

        3.3  Compliance with Laws.
        --------------------------

         Tenant covenants that during the Lease term, Tenant will comply, at Tenant's sole cost and expense, with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers hereof, which may be applicable to the Leased Premises, Tenant's Building and building equipment, any improvements thereon or therein or the use or manner of use of the Leased Premises.

Right to Contest Laws

         Tenant shall have the right, after notice to Landlord, to contest by appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to and to postpone compliance with the same, provided such contest shall be promptly and diligently prosecuted by and at the expense of Tenant and so long as Landlord shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions, and Tenant shall properly protect and save harmless Landlord against any liability and claims for any such noncompliance or postponement of compliance. Landlord shall have the right, but shall be under no obligations to contest by appropriate legal proceedings, at Landlord's expense, any such law, ordinance, rule, regulation or requirement.

4. TENANT'S BUILDING.
---------------------

        4.1 Plans and Specifications.
        -----------------------------

         Tenant shall select an architect to prepare the plans and specifications for the improvements and to supervise the construction of the improvements. When prepared, they shall be submitted to Landlord for Landlord's written approval.

         The following requirements shall apply with respect to the plans and specifications for the improvements and construction thereof:

          a. All construction on the Leased Land shall be in accordance with the site plan attached to the Shopping Center lease agreement with Toys 'R Us (the "Toys Lease") as Exhibit "a" (the "Toys Site Plan"), which site plan is attached hereto as Exhibit "E" and by this reference made a part hereof;

          b. The height of any building, structure or improvement constructed on the Leased Land shall not exceed twenty (20) feet above -:he finished grade;

          c., The entrance to any building constructed on the Leased Land shall not be located on the side of such building that faces the main driveway between such building and the area shown as the "Primary Parking Area" on the Toys Site Plan; and

          d. No construction, remodeling, expansion, maintenance or repairs that materially decrease the free flow of traffic and pedestrian passage through the Common Area to premises leased to other tenants of the Shopping Center shall be permitted during the period from November I through December 31 of each year of the term of this Lease.

         When Tenant's plans and specifications have been approved, they shall be attached hereto as Exhibit "B" or, in the alternative, shall be described in Exhibit "B" attached hereto.

        4.2  Governmental Permits, Licenses and Authorizations.
        -------------------------------------------------------

         Tenant shall promptly apply to all applicable governmental and regulatory agencies and authorities in order to secure proper permits, licenses, and authorizations necessary for the work and shall diligently pursue same until receipt thereof. Landlord agrees to cooperate with Tenant in applying for all such applicable governmental permits, licenses And authorizations and application shall be made in Landlord's name if required. Tenant shall pay all fees and costs relating thereto. Notwithstanding the foregoing Landlord shall secure, at its expense, all approvals, permits, licenses and authorizations necessary for completion of Landlord's work.

        4.3 Landlord's Work
        -------------------

         Landlord shall grade and compact the Leased Land to the extent necessary for Tenant's Building, as reasonably determined by Tenant's architect or engineer, and bring all required utility and sewer facilities and systems to the perimeter of the Leased Land, all in strict accordance with the plans and specifications approved by the parties as herinabove provided. The foregoing work is herein referred to as "landlord's work".

        4.4 Tenant's Work.
        ------------------

         After the plans and specifications have been prepared and all necessary permits and licenses have been obtained as provided for hereinabove, Tenant shall enter into a construction contract for the completion of the work (herein referred to as "Tenant's Work") with a general contractor selected by Tenant with the prior written approval of Landlord. Said construction contract shall provide for -- one (1) year warranty covering materials and workmanship, a f1oor and material bond and a completion bond issued by a qualified surety company licensed to do business in the state in which the Leased Premises are situated. Tenant shall have the right to enter into addenda and change orders with appropriate adjustments therefor in the Construction Contract Price, provided Tenant shall have first obtained the written approval of Landlord.

        4.5 Architect's Certificate of Completion
        -----------------------------------------

         Upon completion of Tenant's Work, the architect supervising construction shall certify in writing to Landlord and Tenant that Tenant's Work is complete and Tenant's Building is ready for use and occupancy. Simultaneously, Landlord and Tenant shall cooperate in securing a proper final certificate of occupancy or other permit which may be required prior to Tenant's beginning to transact business on the Leased Premises.

        4.6 Construction Costs
        ----------------------

         Except as otherwise specifically provided herein, Tenant shall contribute all sums necessary for completion of Tenant's Work in accordance with the plans and specifications, excluding fees of an architect, if any, employed by Landlord for the purpose of examining and passing upon such plans and specifications and seeing that Tenant's Work conforms therewith.

         All building and improvements shall be deemed a part of the real property and shall be and remain the property of the Landlord.

         4.7  Trade Fixtures
         -------------------

         Landlord agrees not to unreasonably interfere with Tenant's right to install fixtures, furnishings, equipment and signs (hereinafter collectively referred to as "Trade Fixtures") in, on, or about the Leased Land during the Interim Term of this Lease. All Trade Fixtures installed at any time by Tenant, Tenant's suppliers, or any permitted subtenant(s) of Tenant in, on, or about the Leased Land shall be and remain the property of the person, firm or corporation installing same and shall be removable at any time during the term of this Lease provided Tenant or any permitted subtenant(s) of Tenant shall not be in default hereunder at the time of such removal. The removal of any such Trade Fixtures shall be at the expense of Tenant or any permitted subtenant(s) of Tenant, who shall repair any damage or injury to the Leased Land or Tenant's Building or other improvements occasioned by any such removal. Notwithstanding the foregoing, Tenant shall remain liable for any breach of this Section 4.7 or of any other term or condition of this Lease by Tenant's subtenant(s).

        4.8 Signage
        -----------

         Tenant shall not erect or install any signs on the Leased Premises without the prior written consent of Landlord. All permitted signs shall comply appropriate governmental authorities, and all necessary permits or licenses shall be obtained by Tenant. Tenant shall maintain all permitted signs in good condition and repair at all times and shall save Landlord harmless from any injury to persons or property arising - from the erection and maintenance of said signs. Upon vacating the Leased Premises, Tenant shall remove all signs and repair all damage caused by such removal.

        4.9 Encumbrance of the Leasehold.
        ---------------------------------

         Tenant shall have the right to convey or encumber its leasehold interest in the Leased Premises by security deed, mortgage or other instrument in connection with obtaining financing from a bank or institutional lender provided Tenant shall not be in default at such time, and provided all such conveyances and encumbrances shall at all times be ineerior and subject to the prior right, title and interest of the Landlord therein and thereto.

5. RENTAL
---------

        5.1 Interim Term.
        -----------------

         No rental or other charges shall accrue or be payable by Tenant to Landlord during the interim Term; however, during the entire Interim Term, Tenant shall perform, observe and discharge all other covenants and obligations of Tenant under this Lease.

        5.2 Initial Term and Option Periods.
        ------------------------------------

         Tenant shall pay to Landlord as rental for the use and occupancy of the Leased Premises during the Initial Term and any extension thereof, fixed annual rental, commencing on the first day of the first full calendar month following the date of expiration of the Interim Term, a fixed annual rental (the "Annual Rental") of Thirty Thousand and No Dollars ($30,000.00) per year for the first five (5) years of the Initial Term; Thirty-Four Thousand Five Hundred and No Dollars ($34,500.00) for the next five (5) years of the Initial Term; Thirty-Nine Thousand Six Hundred Eighty and 00/100 Dollars ($39,680.00) for the next five (5) years of the Initial Term; Forty-Five Thousand Six Hundred Thirty and 00/100 Dollars ($45,630.00) for the final five (5) years of the Initial Term; FiEty-Two Thousand Four Hundred Seventy and 00/100 Dollars ($52,470.00) for the first five (5) year option period; and Sixty Thousand Three Hundred Forty and 00/100 Dollars ($60,340.00) for the second five (5) year option period. The Annual Rental shall be payable in advance in equal installments of one-twelfth (1/12th) of the Annual Rental applicable to the month in question, except that installments for partial months shall be prorated.

         5.3 Place of Payment.
         --------------------

         All payments of rental shall be made by Tenant to Landlord in lawful money of the United States at the address set forth in Section 22.1 herein or at such other place within the United States of America as Landlord may from time to time direct in writing.

6. ASSIGNMENT AND SUBLETTING
----------------------------

         Except as provided in Section 4. 9 above, or in the event of a merger or consolidation of Tenant with another bank Authorized to conduct business in North Carolina, neither this Lease nor any or all interest herein shall be sold, mortgaged, pledged, encumbered, assigned, transferred, or otherwise disposed of in any manner by Tenant, voluntarily or involun- tarily, by operation of law, or otherwise, nor shall the Leased Premises or any part thereof be sublet, used, or occupied for the conduct of any business any third person, firm, or corporation or for any purpose other than herein authorized, except with the written consent of Landlord. A sale or sales of fifty percent (50%) or more of the capital stock of Tenant (if Tenant is a corporation) or of the majority interest in capital, profits, or losses of Tenant (if Tenant is a partnership) shall be deemed to be a prohibited assignment of this Lease within the meaning of this Article 6. In the event Tenant desires to sublet the Leased Premises, or any portion thereof, or assign this lease, Tenant shall give written notice thereof to Landlord at least ninety (90.) days but not more than one hundred eighty (180) days prior to the proposed commence- ment date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information or the proposed subtenant or assignee. Landlord shall notify Tenant of its decision to grant or withhold its consent, which it may do in its sole discretion, within thirty (30) days of its receipt of Tenant's written notice. Notwithstanding any permitted assignment or subletting,

Tenant shall at all times remain directly and primarily liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of a default under Section 20 of this Lease that is not cured within the applicable grace period, if the Leased Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Any guaranty of Tenant executed as consideration for this Lease shall remain in full force and effect before and after any such assignment or subletting. Landlord may require Tenant, and Tenant hereby agrees, to execute a guaranty of this Lease before Landlord consents to any such assignment or sublease.

         In addition to Landlord's right to consent to any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Leased Premises, the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures only a portion of the Leased Premises, the Annual Rental shall abate, proportionately, based on the Annual Rental due as of the date immediately prior to such recapture. Tenant shall, at Tenant's sole cost and expense, discharge in full any outstanding commission obligation with respect to this Lease and any commissions which may be owing as a result of any proposed assignment or subletting, whether or not the Premises are rented by Landlord to the proposed tenant or any other tenant.

         Consent by Landlord to any assignment or subletting shall not include consent on a subsequent assignment or subletting of the Leased Premises by Tenant or its assignee or sublessee or the consent to the assignment or transferring of any Lease renewal option rights, space option rights or other special privileges granted to Tenant hereunder (and such - options, rights or privileges shall terminate upon such assignment), unless Landlord specifically grants in writing such options, rights or privileges to assignee or or subtenant. Any sale assignment, mortgage, transfer of this lease or subletting which does not comply with the provisions of this Section shall be void.

         Notwithstanding Landlord's consent, in the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross increase in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant or such assignee.

         Should Landlord consent to an assignment or sublease of this Lease, Tenant, its proposed assignee or subtenant and Landlord shall execute an agreement prepared by or acceptable to Landlord wherein the proposed assignee or subtenant agrees to be bound by the terms and conditions of this Lease, and Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs, including without limitation reasonable attorneys' fees, incurred in connection with such assignment, sublease or transfer.

7.  REPAIRS AND MAINTENANCE.
----------------------------

         At the sole cost and expense of Tenant and throughout the terms hereof, Tenant shall keep and maintain the Leased Premises in good order, condition and repair, in a clean, sanitary and safe condition in accordance with the laws of the State in which the Leased Premises are located, and in accordance with all directions,, rules and regulations of the health officer, fire marshall, building inspector, or any other proper officer of the governmental agencies having jurisdiction over the Leased Premises. Without limiting the foregoing, Tenant shall be responsible for maintenance, repair and replacement as needed of all electrical, plumbing, ventilating and utility systems located on the Leased Premises (including the HVAC Facilities), all windows, window fittings and sashes, and interior and exterior doors, all fixtures within the Leased Premises, all interior walls, floors and ceilings, water heaters, termite and pest extermination, all of Tenant's improvements and trade fixtures. Tenant shall keep and maintain the Leased Premises in accordance with all requirements of law concerning the manner, usage and condition of the Leased Premises and appurtenances thereto, as the same shall be in effect from time to time. Tenant shall permit no waste, damage or injury to the Leased Premises. If at any time and from time to time during the term hereof Tenant shall fail to make any maintenance, repairs or replacements in and to the Leased Premises as required in this Lease, Landlord shall have the right, but not the obligation, to 'enter the Leased Premises and to make the same for and on behalf of Tenant, and all sums so expended by Landlord shall be deemed to be additional rent hereunder and payable to Landlord upon demand.

8. ALTERATIONS BY TENANT
------------------------

         Tenant shall not make any structural changes to the interior of Tenant's Building or any change to the exterior building without the prior written consent of Landlord. No building at any time on the Leased Land shall be demolished without the prior written consent of the Landlord and any mortgagee of Landlord. All permitted changes and alterations (herein collectively referred to as "Alterations") shall be made in all cases subject to the following conditions which Tenant covenants and agrees to observe and perform:

          (a) No Alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal and other governmental permits and any authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and Landlord agrees to join, at the expense of the Tenant, in the application for any such permit or whenever such action is necessary.

          (b) Each Alteration, when completed, shall be of such a character as to not adversely affect the value of the improvements and equipment on the Leased Land immediately before such alteration.

          (c) All work done in connection with any Alteration shall be done promptly and in a good and workmanlike manner and in compliance with the applicable municipal building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof; the cost of any such alteration shall be paid in cash or its equivalent, so that no liens shall be enforced against the Leased Premises or the Shopping Center for labor and materials supplied or claimed to have been supplied to the Leased Premises.

          (d) No Alteration Building shall result in Tenant's Building having a height of twenty (20) feet above grade, nor shall it violate any other provision of Section 4.1 above.

          (e) If Tenant ceases the operation of its business on the Leased Premises during such Alterations, Tenant shall construct barriers to obscure the view of such construction from the Shopping Center and the adjacent roadways.

9. LIENS AND CLAIMS

         Tenant shall not cause, directly or indirectly, the Leased Premises, Tenant's Building, or the Shopping Center to be encumbered by any liens of mechanic's, laborers, or materialmen or any other liens. Tenant shall, whenever and as often as any such liens are filed against the Leased Premises, Tenant's Building or the Shopping Center and are purported to be for labor or material furnished or to be furnished to Tenant, discharge the same of record within sixty (60) days after the date of filing by payment, bonding or otherwise, as provided by law. Tenant shall, upon reasonable notice and request in writing from Landlord, also defend against Landlord, at Tenant's sole cost and expense, any action, suit, or proceeding which may be brought on or for the enforcement of any -such lien and shall pay any damages and satisfy and Discharge any judgements entered in such action, suit, or proceeding and shall save harmless Landlord from any liability, calim, or damages resulting therefrom. Indefault of Tenant procuring the discharge of any such lien, Landlord may, without further notice, procure the discharge therof by bonding or payment or otherwise, and all costs and expenses which Landlord may incur in obtaining such discharge shall be paid by Tenant as additional rent within ten (10) days of any demand therefor.


10. UTILITIES.
--------------

         10.1 Tenant Pays Charges
         ------------------------

         During the term of this Lease, Tenant shall pay or cause to be paid all charges for gas, electricity, water, and other utilities furnished to the Leased Premises and all sewer use charges or similar charges or assessments for utilities levied against the Leased premises and shall make all reasonable efforts to insure that all such services are separately metered or assessed.


11. TAXES AND ASSESSMENTS
-------------------------

         11.1  Real Estate.
         ------------------

         As used herein, the term "Real Estate Taxes" shall mean all real estate taxes, assessments for improvements to the Leased Land and improvements, municipal or county water and sewer rates and charges which shall be levied, assessed, or imposed against the Leased Land or Tenant's E3uildincj_ and any other improvements erected or caused to be erected thereon and which become a lien or are due and payable thereon during the term of this Lease, excluding any franchise, corporate, income, personal property, capital levy, capital stock, excess profits, transfer, revenue, estate, gift, inheritance or succession tax payable by Landlord or any other tax, assessment, levy or charge upon, or measured in whole or in part by, the income or profits of Landlord;

provided, however, if at any time during the term of this, Lease, the method of taxation prevailing on the commencement date of the Interim Term shall be altered so as to cause any tax measured by or imposed upon the rental or other sums payable hereunder to be substituted for Real Estate Taxes or assessments, then such taxes shall be 'deemed included in the obligations of Tenant under this Section, but only to the extent the same would be payable if the Leased Land were the only property of Landlord subject to such taxes.

         11.2  Payment by Tenant.
         ------------------------

         Tenant shall pay or cause to be paid, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all Real Estate Taxes levied against the Leased Land during the Initial Term or any extended term of this Lease, including the improvements on the Leased Land, and all permitted alterations and additions thereto. Tenant shall not be obligated for the payment of such taxes during the Interim Term. If the Leased Land shall not be separately assessed but shall be assessed as a part of a larger parcel of real property or as a part of the Shopping Center and improvements owned by Landlord, until such time as the Leased Land shall be separately assessed, Tenant shall pay, within ten (10) days of written demand for payment from Landlord, a portion of any Real Estate Taxes levied against the entire parcel of real property or the Shopping Center owned by Landlord on the following basis:
Tenant's share shall be an amount equal to the product obtained by multiplying such Real Estate Taxes by a fraction the numberator of which shall be the gross leaseable floor area of Tenant's Building, and the denominator of which shall be the toal gross leasable floor area of all buildings in the Shopping Center as shown on Exhibit "A-3". Gross leaseable floor area of the Shopping Center means all ground floor area contained in the Shopping Center designated for tenants' exclusive occupancy.

         11.3 Installment Payments
         -------------------------

         If any real estate, special tax or assessments are at any time during the Initial Term or any extended term of this Lease levied or assessed against the Leased Land, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments), Tenant may elect to pay such taxes in installments with accrued interest thereon, provided such taxes are separately assessed. In the event of such election, Tenant shall be liable only for those installments of such tax or assessment which accrue and become payable during the Initial Term'or any extended term of this Lease plus accrued interest thereon.

         11.4 Proration
         --------------

         Any Real Estate Taxes which are payable by Tenant hereunder shall be prorated between Landlord and Tenant as of the date of commencement and as of the date of- expiration or earlier termination of the Initial Term or any extension thereof if such Real Estate Taxes relate to a fiscal period of the levying authorities which commences before the commencement of the Initial Term or extends beyond the expiration or earlier termination of the term hereof so that Tenant shall only pay that portion of such Real Estate Taxes equal to that proportion which the number of days of such fiscal the Initial Term or extensions thereof number of days of such fiscal period falling within the Initial Term or estensions thereof bears to the total number of days of such fiscal period.

         11.5  Cooperation of Landlord.
         ------------------------------

         Landlord agrees to execute such documents and take such other action as may be reasonably required so that the Leased Land will be assessed and taxed as a separate parcel from the entire parcel of real property owned by Landlord.

         11.6 Personal Property.
         -----------------------

         Tenant covenants 'and agrees to pay before delinquency all personal property taxes, assessments and liens levied during the Initial Term or any extended term of this Lease upon all personalty belonging to Tenant and situated on or about the Leased Land.

12. INDEMNIFICATION AND NONLIABILITY OF LANDLORD AND TENANT
-----------------------------------------------------------

         Tenant agrees to protect, defend, indemnify and save harmless Landlord against any and all loss, damages and liability on account of any, all and every demand or claim or assertion of liability or any claim or any action founded thereon arising or alleged to have arisen out of any act or omission of Tenant, its agents, servants, employees, patrons, customers, independent contractors, licensees or invitees, arising out of the occupation, use, possession, conduct or management of the Leased Premises whether such claim or action be for damages, injury to person or property, including the property of Tenant, or death of any person, made by any person, group or organization, whether employed by either of the parties hereto or otherwise, except if Landlord shall have been grossly negligent under the circumstances involved.

         Landlord agrees to protect, defend and indemnify and save harmless Tenant against any and all loss, damages, and liability on account of any, all and every demand or claim or assertion of liability for any claim or any action founded thereon, arising, or alleged to have arisen out of any act or omission of Landlord, its agents, servants, employees, patrons, customers, independent contractors, licensee's or invitee's arising out of its use, possession, conduct or management of the Shopping Center whether such claim or action be or damages, injury to personal property, including the property of Land- lord, or death of any person, made by any person, group or organization, whether employed by either of the parties hereto or otherwise, except if Tenant shall have been grossly negligent under the circumstances involved.

13. INSURANCE.
--------------

         13.1 Hazard Insurance.
         ----------------------

During the term hereof, Tenant shall at Tenant's sole cost and expense, for the mutual benefit and protection of Landlord, Landlord's mortgagees and Tenant, procure and maintain or cause to be procured and maintained an all-ri policy or policies of insurance with a vandalism and malicious mischief endorsement covering Tenant's Building and all other improvements located on the Leased Land, in a company or companies licensed to do business in the state in which the Leased Land is situated and acceptable to Landlord, in a total amount of one hundred percent (100%) of the full replacement value of Tenant's Building and appurtenances, but in no event shall such policies contain a co-insurance provision. The term "full replacement value" shall mean the then actual replacement cost, excluding excavation and foundation costs. Tenant agrees to reevaluate insurance coverage at Land'lord's request, but not more often than at one (1) year intervals and to increase said coverage if it shall then be less than one hundred percent (100%) of the then full replacement value.

         All policies of insurance, and all renewals thereof, shall name both Landlord and Tenant as insureds and provide for the payment of all losses to , its successors or assigns (hereinafter referred to as the "Insurance Trustee"), for the use and benefit of the Landlord and the Tenant, and of the mortgagee under any mortgage on the leasehold estate (the "Mortgagee") as -------- their respective interests may appear.

         In the event of any loss, the Insurance Trustee shall proceed to hold and disburse the proceeds of any such policies of insurance as provided in
Article  15  hereinbelow.  During  the term of this  Lease,  Tenant  shall,  at'
Tenant's sole cost and expense, for the mutual benefit and protection of Landlord and Tenant, maintain comprehensive general liability insurance against claims for personal injury or death and property damage occurring upon, in, or about the Leased Premises, or on, in or about the adjoining sidewalks and passageway under the control of Tenant, such insurance to afford protection to a limit of not less than a combined single limit of Three Million Dollars ($3,000,000) per occurrence in respect of personal injury or death and property damage.


         13.2  Course of Construction Policy.
         ------------------------------------

         Tenant shall during the Interim Term obtain at Tenant's sole cost and expense a "course of construction" policy of insurance, including, but not limited to, provisions for fire and extended coverage covering the building and appurtenances to be constructed by Tenant on the Leased Land. Landlord, Tenant's contractor and Tenant shall be named as insureds under such policy. Tenant agrees that any "course of construction" policy obtained shall provide that any insurance carried by Landlord shall be in excess of said "course of construction" policy and shall not contribute to payment of any loss thereunder.

         13.3 Workman's Compensation.
         ----------------------------

         During the term of this lease, Tenant shall maintain or cause to be maintained, workmen's compensation insurance as required by law.

         13.4 Blanket Policies
         ---------------------

         All policies of insurance required hereunder of the Tenant during the term of this Lease may be in the form of "blanket" policies, provided that the coverage thereunder must be at least equal to that which would be provided under the separate policies which Tenant must maintain pursuant to this Lease.

         13.5 Policies and Certificates of Insurance.
         --------------------------------------------

         Tenant agrees during the term of this Lease, to deliver to Landlord certified copies o'f policies evidencing the insurance procured by Tenant under the terms hereof, or to deliver in lieu thereof certificates of coverage from the insurance company or companies writing said policy or policies of insurance, which certificates shall designate the company writing the same, the number, amount and provisions thereof, and shall indicate on the face thereof that Landlord is a named insured under said policies and that Landlord's mortgagees on the Leased Land shall be named insureds for the policies provided in this Lease.

         13.6 Cancellation or Termination
         --------------------------------

         All insurance policies to be provided by Tenant shall contain a provision that said policies shall not be cancelled, terminated or expire without thirty (30) days prior notice from the insurance company to Landlord. Tenant agrees that on or before twenty (2) days prior to expiration of any insurance policy, Tenant shall deliver to Landlord written notification in the form of a receipt or other similar documents from the applicable insurance company that said policy or policies have been renewed, or deliver certificates of coverage or certified copies from another insurance company licensed to do business in the state in which the Leased Land is located and acceptable to Landlord for such coverage.

         13.7 Failure to Procure.
         ------------------------

         In the event Tenant should fail to procure or keep in force the insurance which, as provided in this Lease, must be procured and kept by Tenant, Landlord may, but shall not be obligated to, procure insurance for Tenant's benefit and recover the cost thereof from Tenant within ten (10) days from written demand therefor from Landlord.

         13.8 Landlord's Insurance.
         --------------------------

         During the term of this Lease, Landlord shall, at Landlord's sole cost and expense, for the mutual benefit and protection of Landlord and Tenant, maintain comprehensive general liability insurance against claims for personal injury or death and property damage occurring upon, on, or about the Shopping
Center, such insurance to afford protection to a limit of not less than a combined single limit of One Million Dollars ($1,000,000.00) per occurrence in respect of personal injury or death and property damage, as well as a so-called "umbrella" or excess liability policy to afford protection to a limit of not less than a combined single limit of Five Million Dollars ($5,000,000.00) per occurrence in respect of personal injury or death and property damage.

         Landlord agrees during the term of this Lease, to deliver to Tenant certified copies of 'policies evidencing the insurance procured by Landlord under the terms hereof, or to deliver in lieu thereof certificates of coverage from the insurance company or companies writing said policy or policies of insurance, which certificates shall designate the company writing the same, the number, amount and provisions thereof. All insurance policies to be provided by Landlord shall contain a provision that said policies shall not be cancelled, terminated or expire without thirty (30) days' prior notice from the insurance company to Tenant. Landlord agrees that on or before twenty (20) days prior to expiration of any insurance policy, Landlord shall deliver to Tenant written notification in the form of a receipt or other similar documents from the applicable insurance company that said policy or policies have been renewed, or deliver certificates of coverage or certified copies from another insurance company licensed to do business in the state in which the Leased Land is located and acceptable to Tenant for such coverage.

         In the event Landlord should fail to procure or keep in force the insurance which, as provided in this Lease, must be procured and kept by Landlord, Tenant may, but shall not be obligated to, procure insurance for Landlord '- Landlord benefit and recover the cost thereof from Landlord within ten (10) days from written demand therefor from Tenant.

14. DAMAGE AND DESTRUCTION.
---------------------------

         14.1 Damage Covered by Insurance
         --------------------------------

         If, during the term of this Lease, the Leased Land shall be damaged or destroyed by a cause or casualty covered by the insurance Tenant is required to carry pursuant to Article 13 above, Tenant shall repair or replace the building and/or improvements damaged or destroyed by the insurable cause of damage or destruction on the same plan and design as existed immediately prior to such damage or destruction, subject to such delays as may be reasonably attributable to governmental restrictions or other causes beyond the control of Tenant. Materials used in repair shall be as nearly like original materials as may then be reasonably procured in regular channels of supply. All proceeds of insurance carried on Tenant's Building and any other improvements located on the Leased Land hereinabove, payable as a result of such damage or destruction, shall be used and applied in accordance with Article 13 hereinabove and this Article 14 to the extent necessary for such repair or rebuilding. Landlord shall not be required to contribute any of its own funds to the cost of repair or rebuilding.

         14.2 Damage Not Covered by Insurance.
         -------------------------------------

         If, during the term of this Lease, Tenant's Building or any other improvements located on the Leased Land shall be damaged or destoyed by a clause or casualty not covered by the insurance Tenant is required to maintain pursuant to Article 14 hereinabove to the extent of twenty-five percent (25%) or more of the monetary value thereof, then by written notice to Tenant within thrity (30) days after the date of such damage or destruction, Landlord may elect to terminate this Lease. However, if Landlord gives notice of termination to Tenant, this Lease shall not be so terminated if the Tenant shall, within thirty
(30) days after receipt of such notice, give written notice to Landlord of Tenant's Building and improvements. In such event, Tenant shall, at its sole expense, provide the funds necessary therefor and shall thereafter promptly and diligently repair and restore the Leased Premises to the same extent required in section 14.1 hereinabove. In the event any such damage or destruction, from a cause not covered by the insurance required to be maintained in Article 13 is not sufficient to permit termination of the Lease pursuant to this Section 14.2, Tenant shall, at Tenant's sole cost and expense, promptly repair and restore the Leased Premises to the same extent required in Section 14.1 hereinabove. 14.3

         14.3 Approval of Plans.
         -----------------------

                  Prior to commencement of such restoration, reconstruction or replacement, the Tenant, or the Mortgagee, in the event any mortgagee shall elect to undertake such restoration, reconstruction or replacement, shall furnish Landlord with a copy of all plans, specifications, contracts and guaranty bonds, or documents and shall obtain the prior written consent of Landlord for all repairs involving structural portions of the Leased Premises. All such restoration, reconstruction or replacement shall be subject to the provisions of Sections 4.1 and 8 above.

         14.4   Disbursement of Proceeds.
         --------------------------------

         After such resoration, repair, reconstruction or replacement shall have commenced, the supervising architect, or if there be no supervising architect, then the general contractor in charge of such work, shall certify monthly to the Insurance Trustee statements showing the actual cost of the work done in the preceding month, and shall furnish satisfactory receipts for labor and materials showing that Tenant has paid such costs in full. Theerupon, said Insurance Trustee shall reimburse Tenant for ninety (90) percent of the amount of such monthly cost paid by the Tenant. Upon the completion of such restoration, repair, reconstruction, or replacement free from liens for labor and materials, the Tenant shall exhibit to said Trustee receipts in full showing that it has paid for all of said work and thereupon said Trustee shall pay to said Tenant the balance remaining in said insurance fund, it being understood and agreed that the cost of administering said trust including the compensation of said Insurance Trustee shall not be paid out of or withheld from said insurance proceeds, but shall be paid by Tenant.

          14.5 Replacement of Tenant's Equipment.
          ---------------------------------------

         Leased Premises not giving rise to a termination of this Lease, Tenant shall, at its own expense, replace and repair so much of Tenant's equipment in the Leased Premises which may be damaged or destroyed, as may, in the option of Tenant, be necessary for the resumption by Tenant of its business in the Leased Premises. Such replacement or repair shall commence as soon after the damage or destruction as may be reasonably possible, subject to delays beyond the control of Tenant.

         14.6  Right to Terminate.
         -------------------------

         In the event of the damage or destruction of the Leased Premises by a cause or casualty covered by the insurance Tenant is required to carry pursuant to Article 13 hereinabove, either party hereto shall have the right to terminate this Lease if, during the last three (3) years of the Initial Term or any extensions of this Lease, Tenant's Building is damaged in an amount exceeding sixty-six and two-thirds percent (66-2/3%) of the then reconstruction cost thereof, provided that, in such event, such termination of this Lease shall be effected by written notice within ninety (90) days of the happening of the casualty causing such damage, and all insurance proceeds shall promptly be paid over to Landlord by the Insurance Trustee.

15. CONDEMNATION
----------------

          15.1 Total or Substantial Takinq.
          ---------------------------------

          (a) Total Taking. In the event the Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such appropriation or taking, and Landlord and Tenant shall thereupon be released from any liability hereunder for occurrences or omissions hereunder arising subsequent .to such date of appropriation or taking.

          (b) Partial Taking. In the event as much as twenty percent (20%) of the Leased Premises or twenty-five percent (25%) of the Shopping Center shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, Tenant shall have the right to cancel and terminate this Lease as of the date of such taking upon giving Landlord written notice of such election within thirty (30) days after the receipt by Tenant from Landlord of notice that the Leased Premises or the Shopping Center have been so appropriated or taken. In the event of such cancellation, Landlord and Tenant shall thereupon be released from any liability under this 'Lease for occurrences or omissions hereunder arising subsequent to such date of appropriation or taking.

         15.2   Effect on Rent
         ---------------------

         If this Lease is terminated as provided in Section 15.1. herein, the rent for the last month of Tenant's occupancy shall be prorated, and the Landlord agrees to refund to the Tenant any rent paid in advance.

        15.3 Condemnation Award.
        ------------------------

         All compensation awarded or paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord without any participation by Tenant. Nothing contained herein shall affect the Tenant's right to prosecute any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of Tenant's Building, and/or for the value of stock and/or trade fixtures, furniture and other personal property of Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect Landlord's award or the award(s) of any and all ground and underlying lessor(s) and mortgagee(s).

          15.4 Restoration of Remainder
          -----------------------------

         If this Lease shall not be terminated as in this Article 15 provided but shall continue as to that portion of the Leased Premises which shall not have been appropriated or taken, then in that event Tenant, at its cost and expense, shall immediately restore to the extent reasonably possible Tenant's Building and improvements on the Leased Land remaining to a complete unit of like quality and character as existed prior to such appropriation or taking, and the rent shall be reduced in the ratio that the ground floor area of the restored Leased Premises bears or shall bear to the ground floor area of the

Leased Premises before such taking. Landlord shall make available to Tenant the proceeds of any condemnation award received by Landlord to the extent such proceeds shall be attributable to the loss of Tenant's Building or other improvements on the Leased Land.

16. SUBORDINATION AND NONDISTURBANCE
------------------------------------

         This Lease shall be subordinate to the lien of any underlying ground lease and to any mortgage or deed of trust now or hereafter constituting a lien on the Leased Premises and to all renewals, modifications and extensions of either, and Tenant will promptly execute and deliver any instrument reasonably required by Landlord in confirmation of such subordination; provided, however, that with respect to any such lien, such subordination shall be conditional upon the obligation of Landlord to secure from such ground lessor or mortgagee a written agreement in form for recordation that nothing to the contrary in any such ground lease, mortgage or deed oE trust withstanding, if by foreclosure or otherwise, such lessor or lender or any successor in interest shall come into possession or become the owner of the Leased Premises or the Shopping Center of which the Leased Premises form a part, it will not disturb the possession, use or enjoyment by of the Leased Premises nor disaffirm this Lease or Tenant's rights hereunder, so long as all obligations of are fully performed in accordance with the provisions of this Lease.

17. RIGHT OF INSPECTION BY LANDLORD
-----------------------------------

         Landlord and Landlord's representatives, including, but not limited to any ground lessor or mortgagee(s) of Landlord, may enter the Leased Land during normal banking hours or at such other times as are approved by tenant in writing, for the purpose of inspecting the Leased Premises; performing any work which Landlord elects to undertake by reason of Tenant's default hereunder, at Tenant's expense, or posting notices of non-responsibility under any mechanic's lien or similar law; and, during the final twelve (12) months of the term hereof, presenting the Leased Premises to prospective tenants.

18. SALE OF SHOPPING CENTER BY LANDLORD.
----------------------------------------

         In the event of any sale of the Shopping Center by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all covenants and unaccrued obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, and Tenant shall and hereby does attorn to the purchaser at any such sale or any subsequent sale of the Shopping Center, provided that any such purchaser shall in writing covenant to and with Tenant to carry out any and all of the covenants and obligations of Landlord under this Lease.

19. LIABILITY OF LANDLORD
-------------------------

         If Landlord shall fail to perform any covenant, term, or condition of this Lease and Tenant shall recover a money judgment against, Landlord, such judgment to be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title, and interest of Landlord in the Shopping Center as the same may then be encumbered and neither Landlord nor any of its partners, officers, or shareholders shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord, its partners, officers, or shareholders, other than their respective interests in the Shopping Center. Such right of execution shall be subordinate and subject to any mortgage or other encumbrance upon the Shopping Center.

20. CONDITIONAL LIMITATIONS-DEFAULT PROVISIONS
----------------------------------------------

         20.1 Events of default.
         -----------------------

         If at any time during the term of this Lease, any one or more of the Eollowing events (herein called an "Event of Default") shall occur, that is to say:

          (a) If Tenant shall make benefit of its creditors; or

          (b) If any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States of America or of any state, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or if such proceedings shall not be dismissed within sixty (60) days after the institution of the same, or if any such petition shall be so filed by Tenant or a liquidator; or

          (c) If, in any proceeding, a receiver, receiver and manager, trustee or liquidator be appointed for all or any portion of Tenant's property, and such receiver, receiver and manager, trustee or liquidator shall not be discharged within sixty (60) days after the appointment of such receiver, receiver and manager, trustee or liquidator; or

          (d) If Tenant shall fail to pay any installment of rent provided for herein, or any part thereof, when the same shall become due and payable, and such failure shall continue for five (5) days after notice thereof from Landlord, except that Landlord shall not Pe obligated to provide such notice more than twice in any twenty-four (24) month period; or

          (e) If Tenant shall fail to pay any item of real estate taxes or any other charge or sum required to be paid by te-n'ant hereunder, and such failure shall continue for twenty (20) days after notice thereof; or -

          (f) If Tenant  shall  discontinue  its business as provided in Section
     3.2 hereinabove; or

          (g) If Tenant shall fail to perform or any other requirement of this Lease on the Tenant to be performed or observed, and such shall continue for twenty (20) days after thereof from Landlord to Tenant.

         Then, upon the happening of any one or more of the aforementioned Events of Default, Landlord shall have the right, then or at any time therafter and while such default or defaults shall continue, to give Tenant written notice of Landlord's intention to terminate this Lease on a date specified in such notice, which date shall not be less than ten (10) days after the date of giving such notice, and on the date specified in such notive, which date shall not be less than ten (10) days after the date of giving of such notice, and on the date specified in such notice, Tenant's right to possession of the Leased Premises shall cease and tenant shall peaceably and quietly yield to and surrender to Landlord the Leased premises and this Lease shall thereupon be terminated and all of the right, title and interest of Tenant hereunder an in the Leased Premises shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such ten (10) day period were the date originally specified herein for the expiration of this Lease and the Lease term, and Tenant shall then quit and surrender the Leased premises to Landlord, but Tenant shall remain liable as hereinafter provided.


         20.2 Reentry by Landlord.
         -------------------------

         In the event of any termination of this Lease as so stated hereinabove or as otherwise permitted by law, or if a default shall continue beyond the expiration of any grace period above provided for and Landlord shall have elected not to terminate the Lease, Landlord may enter upon the Leased
Premises and have, repossess and enjoy the same by summary proceedings, ejectment or otherwise, and in any such event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Leased Premises but shall forthwith quit and surrender the Leased Premises. Landlord shall incur no liability to any person for or by reason of any such entry, repossession or removal of Tenant or any person claiming through or under Tenant.

20.3 Payment of Rental and Expenses Upon Default.
-------------------------------------------------

         In case of any such termination, reentry or dispossession by summary proceedings, ejectment or otherwise, the rent and all other charges required to be paid by Tenant hereunder shall thereupon become due and payable. up to the time of such termination, reentry or dispossession, and Tenant shall also pay to Landlord all expenses which Landlord may then or thereafter incur for legal expenses, reasonable attorneys' fees, brokerage fees and all other costs paid or incurred by Landlord for restoring the Leased Premises to good order and condition, for maintaining the Leased Premises and improve- ments, for reletting the Leased Premises, and for certain expenses of altering and otherwise preparing the Leased Premises for such reletting, which latter expenses shall be limited to those incurred in connection with the removal of all fixtures, equipment and architectural features unique to Tenant's operation as a banking institution (such as, for example, vaults, automated teller machines, drive-in window facilities and overhang) and any repairs necessitated by such removal, as well as those expenses incurred in connection with adapting the Leased Premises to use for retail space (such as, for example, installation of additional plate glass windows).

         Landlord may, by written notice, at its option elect to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Lease:

          (a) Relet the Leased Premises as the agent of Tenant without advertisement and by private negotia- tions and for any term and upon such conditions as Landlord deems proper in its reasonable discretion, and receive the rent therefor, and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting on demand, but Tenant shall not be entitled to any surplus so arising and Tenant shall not have any right of prior approval with respect to the terms or conditions upon which Landlord relets the Leased Premises. Tenant shall reimburse Landlord for all costs, expenses and reasonable attorneys' fees of Landlord incurred in connection with the default of Tenant, termination of this Lease, eviction of Tenant and reletting the Leased Premises and, to the extent reimbursable by Tenant as set Eorth above in this Section 20.3, all costs and expenses of Landlord incurred in connection with the preparation of the Leased Premises for reletting.

          (b) As agent of Tenant, do whatever Tenant iq obligated to ' do by the provisions of this Lease. Tenant agrees to reimburse Landlord immediately upon demand for any costs and expenses, including, but not limited to, reasonable attorneys' fees, which Landlord may incur in thus effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant or the property of Tenant from such action, unless caused by the negligence of Landlord.

         No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless the same be made in writing and executed by Landlord. Any waiver of or redress for any violation of any covenant or condition contained in this Lease or any of the Rules and Regulations now or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. In case it should be necessary or proper for Landlord to bring any action under this Lease, or to consult, or place this Lease or any amount payable by Tenant hereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant in each and any such case shall pay Landlord its reasonable attorneys' fees. In the event of any default by Tenant under the terms and provisions of this Lease, Landlord, in addition to but not in lieu of or in limitation of, any other right or remedy provided to Landlord under the terms of this Lease or otherwise, shall have the right to be immediately repaid by Tenant the amount of all sums expended by Landlord and not repaid by Tenant in connection with preparing or improving the Leased Premises to Tenant's specifications and any and all costs and expenses incurred in renovating or altering space to make it suitable for reletting.

         20.4 Waiver of Rights.
         ----------------------

         The right of Landlord to recover from Tenant the amounts hereinabove provided for shall survive the issuance of any order for possession or other cancellation or termination of this Lease. Tenant, for itself and any and all persons claiming through or under Tenant, including its creditors, upon the termination of this Lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of the possession of the Leased Premises in any action or proceeding, or if Landlord shall enter the Leased

         Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up all rights or privileges which Tenant may or might have under and by reason of any present or future law or decision, to redeem the Leased Premises or for a continuation of this Lease for the term hereby demised after having been dispossessed or ejected therefrom by process of law or otherwise.

         20.5 Extended Period to Cure Default.
         -------------------------------------

         Anything in this Article 20 to the contrary notwithstanding, it is expressly understood that, with respect to any Event of Default within the purview of supparagraph (g) of Anything it is Section 20.1 hereof, if such event of default is of such a nature that it cannot, in fact, with due diligence, be cured within a period of twenty (20) days, Landlord shall not be entitled to reenter the Leased Premises or serve a notice of termination upon Tenant, as provided in said Section, nor shall the same be regarded as an Event of Default for any of the purposes of this Lease, if Tenant shall have commenced the curing of such default within the period of twenty (20) days referred to in said subparagraph (f), and so long as Tenant shall thereafter proceed continuously and with all due diligence and in good faith to complete the curing of such default not susceptible of being cured with due diligence within twenty (20) days, and the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence.

         20.6  Bank Closure or Takeover by state banking Authority.
         ----------------------------------------------------

         Notwithstanding any other provision contained in this Lease, in the event Tenant is closed or taken over by the Banking Authority of the State of North Carolina or any other bank supervisory authority, the Landlord may terminate this Lease only with the concurrence of such Banking Authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate this Lease; provided that in the event this Lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the ejection or unexpired term of this Lease shall in no event be more than the delivery to Landlord of the Leased Premises and all improvements thereon, free and clear of all liens and encumbrances, and an amount equal to the rent reserved by this Lease, without acceleration, for
(i) the year next succeeding the date of the surrender of the Leased Premises to the Landlord or (ii) the period through the date of re-entry by the Landlord, whichever period is shorter, whether before or after the closing of the Bank, plus an amount equal to the accrued but unpaid rent, without acceleration, up to the date of the surrender of the Leased Premises to the Landlord.

21. COMMON AREA.
---------------

         21.1 Grant of Easement and Right to Use.
         ----------------------------------------

         At all times during the Initial Term of this Lease and during any extension thereof, Landlord shall continuously and without interruption make available, and hereby grants and to Tenant and Tenant's successors and permitted assigns, a nonexclusive easement and the right for Tenant and its permitted subtenants in common with Landlord and all persons, firms and corporations and others conducting business within or entitled to use the Shopping Center and their respective customers, guests, licensees, invitees, subtenants, employees and agents, to use those portions of the _shopping Center outlined on Exhibit "C", attached hereto and made a p3-rt hereof, outside the Leased Land'-and shown thereon as automobile parking area, pedestrian and vehicular accessways, sidewalks and passageways and ingress and egress areas (herein collectively referred to as "Common Area") for ingress, egress, parking and all purposes, including drive-in windows, for which such areas would customarily be utilized. Landlord hereby reserves the right to change, alter and modify the size, location, nature or use of the Common Areas or components thereof from that shown on Exhibit "C" , and/or to develop portions thereof as out parcels, at any time and from time to time during the term hereof; provided, however, that no such change, alteration or modification shall materially interfere with the means of ingress and egress to and from the Leased Premises. Landlord hereby also reserves the right to designate and redesignate areas for employee parking, and Tenant agrees to cause all of its personnel to utilize same. Tenant shall provide to Landlord, and supplement as and when necessary, a list of such personnel and their vehicles by license plate. Landlord shall have the right to tow or cause to be towed all such vehicles which do not comply with employee parking requirements without any liability or responsibility for damage thereto except in the event of the willful misconduct or gross negligence of Landlord.

         21.2 Reimburserrent by Tenant
         -----------------------------

         During the Initial Term and any extension of Lease, Tenant shall reimburse Landlord for Tenant's pro rata share of the Common Area maintenance costs.

         The term' "Common Area Maintenance Costs" shall mean all costs and expense reasonably paid or incurred by Landlord during the Lease term in managing, equipping, maintaining and operating (including, without limitation, management oEEice rent or rental value, cleaning, waste disposal, insuring, landscaping, advertising and promotion, parking area care, administrative costs including management Eee, lighting and repairing, personal property taxes, levies and assessments) the Common Area as hereinabove provided.

         Tenant's pro rata share of the Common Area Maintenance Costs shall be a fraction, the numerator of which shall be the total gross leaseable floor area(expressed-in square feet) of Tenant's Building, which area shall include the area covered by Tenant's drive-through window facilities but shall not include Tenant's parking area, and the denominator of which shall be the gross leasable floor area (expressed in square feet) of all buildings constructed within the Shopping Center. For each calendar year or part thereof occurring during the Initial Term or any extensions of this Lease, Landlord shall have the right to make a good faith estimate of Tenant's share of the Common Area Maintenance Costs for the upcoming calendar year and upon fifteen (15) days' written notice to Tenant to require the payment by Tenant of one-twelfth (1/12th) of such amount on the first (Ist) day of each month during the calendar year in question. By April I of each calendar year during the Lease term, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Common Area Maintenance Costs for the prior calendar year, including therein the calculation of any additional amount owed by Tenant to Lnadlord, which amount shall be promptly paid by Tenant to Landlord, as additional rent. Any amounts owed by Landlord to Tenant because of overpayment by Tenant shall be promptly refunded as long as Tenant is not in default hereunder. If, for any reason other than the default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the additional rent payable by Tenant pursuant to this Section 22.3 shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty-five (365). During any calendar year Landlord may revise Tenant's Common Area Maintenance Costs which are currently being paid if it appears to Landlord that the actual Common Area Maintenance Costs will vary from the anticipated Common Area Maintenance Costs by five percent (5%) or more.

          21.3 Rules and Regulations
          --------------------------

         Tenant agrees that Landlord has the right, at any time and from time to time, for the general welfare of the Shopping Center and its -occupants, to impose reasonable rules and regulations of general application governing the conduct of occupants of the Shopping Center and their use of the Common Areas. Tenant agrees to comply with any and all such rules and regulations imposed by Landlord, including, without limitation, those rules and regulations set forth in Exhibit "'D" .


23. GENERAL PROVISIONS.
-----------------------

         23.1 Notices
         ------------

         Every notice, demand, request, designation, consent, approval or other document or instrument-required or permitted to be served hereunder shall be in writing, shall be deemed to have been duly delivered, if sent by mail, on the third (3rd) day after mailing and shall be hand delivered or sent by certified or registered United States mail, postage prepaid, return receipt requested, addressed to the parties hereto as their addresses appear below:

If to Landlord:                 Zarernba CenterPoint Cornpany
                                5881 Glenridge Drive, Suite 140
                                Atlanta, Georgia 30328
                                Attn: Charles Miller

With a copy to:                 Zaremba Management Corporation
                                c/o Zaremba Corporation
                                14600 Detroit Avenue
                                Lakewood, Ohio 44107

If to Tenant:                   Guaranty State Bank
                                Post Office Box 1731
                                Durham, North Carolina
                                Attn: Charles J. Stewart 27702


With a copy to: Tenant's Manager at the Shopping Center

         Either party may change the place for notice, or provide for the delivery of not more than two (2)copies, by giving the other party at least ten
(10)days' prior written notice to such effect.

         23.2 Estoppel Certificates
         --------------------------

         Each party agrees from time to time upon not less than ten (10) days' prior notice from the other, to execute, acknowledge and deliver, to the other party, a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, identifying the s 'ame by the date thereof and specifying the nature thereof) (ii) that to the knowledge of such party no uncured Event of Default exists hereunder (or, if such uncured Event of Default does exist, specifying the same); (iii) the dates to which the Annual Rental and other sums and charges payable hereunder have been paid; (iv) that such party, to its knowledge, has no claims against the other party hereunder except for the continuing obligations under this Lease (or, if such party has any such claims, specifying the same); (v) whether or not there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof; and (vi) any other information reasonably requested by the other party.

         23.3 Force Majeure.
         -------------------

         Notwithstanding that time is of the essence for the performance of each and every act to be performed by either party hereunder, the time within which either party hereto shall be required to perform any act under this Lease shall be extended by a period of time equal to the number of days during which performance of such act is delayed unavoidably by strikes, lockouts, Acts of God, governmental restrictions, failure or inability to secure materials or labor by reason of priority or similar regulation or order of any governmental or regulatory body, enemy action, civil disturbance, fire, unavoidable casualties or any other cause beyond the reasonable control of either party hereto.

         23.4 Waivers.
         -------------

No delay or omission by either party hereto in exercising any right or power accruing upon the noncompliance or failure of performance by the other party hereto under the provisions of this Lease shall impair any such right or power or be construed to be a waiver thereof. A waiver by either party hereto of any of the covenants, conditions or agreements hereto to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or any other covenants, agreements, restrictions and conditions hereof.

         23.5 Modifications
         ------------------

         Any alteration, change or modification of or to this Lease, in order to become effective, shall be made by written instrument or endorsement hereon and in each such instance executed on behalf of the party against whom enforcement is sought.

         23.6 Applicable Law
         -------------------

         This Lease shall be governed by, and construed in accordance with, the laws of the state in which the Leased Land is situated.

         23.7 Partial Invalidity
         -----------------------

         If any term, provision, condition or convenant of this Lease or the application thereof to any party or circumstances shall, to any extent be held invalid or unenforceable, the remainder of this Lease, or the application of such term., provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, provision of this Lease shall be valid and fullest extent permitted by law.

         23.8 Brokerage Commission
         -------------------------

         Landlord represents and warrants that no real estate broker, agent, commission salesman, or other person other than Allenton Realty has represented in the negotiations for and procurment of this Lease and of the Leased Premises, and that no commissions, fees or compensationof any kind are due and payable in connection herewith to any real estate broker, agent, commission salesman or other person (even including the broker or other person or firm excluded above from the warranting party's warranty of no broker) except if and only as may be provided in a separate written commission agreement signed simultaneously with or before this lease by the party against whom the commission or compensation is charged. Each party agrees to indemnify and hold the other hereunder harmless from and against any claim for any such commissions, fees or other form of compensation by any such third party claiming through the indemnifying party, including, without limitation, any and all claims, causes of action, damages, costs and expenses (including reasonable attorneys' fees), associated therewith.

         23.9 Covenants Running with the Land
         ------------------------------------

         All of the covenants, agreements, conditions and restrictions set forth in this Lease are intended to be and shall be construed as covenants running with the land, binding upon, inuring to the benefit of and enforceable by the parties hereto and their successors and permitted assigns.

        23.10  Section Headings.
        ------------------------

         The section headings of this Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

         23.11 Gender
         ------------

         The use herein of (i) the singular number shall be deemed to mean the plural; (ii) the masculine gender shall be deemed to mean the feminine or neuter; and (iii) the neuter gender shall be deemed to mean the masculine or feminine whenever the sense of this Lease so requires.

         23.12  Memorandum of Lease.
         ---------------------------

         A short form or memorandum of this Lease, incorpor- ating this indenture of Lease by reference, shall be executed, acknowledged and recorded at the commencement date of the interim Term of this Lease setting forth the parties hereto, the legal description of the Leased F'remises (including all rights, privileges and easements appurtenant thereto), the term of this Lease and the options granted to Tenant hereunder if so requested by Landlord.

         23.13  Surrender and Quitclaim at End of Term.
         ----------------------------------------------

         Upon the end of the term of this Lease, as provided herein, or any extension or renewal thereof, or sooner termination of this Lease pursuant to any provisions herein or by operation of law, Tenant shall surrender to Landlord all and singular the Leased Premises, including Tenant's Building and all improvements constructed upon the Leased Land, and Tenant shall execute, acknowledge and deliver to Landlord within five (5) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any title company to remove the cloud of this Lease from the Leased Premises.

         Should Tenant remain in possession of the Leased Premises after the expiration or other termination of the term of this Lease and any renewals as provided herein, it shall be a tenant at will, at a rental equal to twice the Annual Rental then payable hereunder, and otherwise on the same terms and conditions as herein provided. Nothing herein shall be construed as constituting Landlord's consent or approval to any such holdover, nor operate to preclude or inhibit the exercise by Landlord of all of its rights and remedies hereunder or available under applicable law to dispossess or evict Tenant. There shall be no renewal of this Lease by operation of the law.

         23.14   Attorneys' Fees
         -----------------------

         In the event any action is brought by Landlord to recover any rent due and unpaid hereunder or to recover possession of the Leased Premises, or in the event any action is brought by Landlord or Tenant, against the other to enforce or for the breach of any of the terms, covenants or conditions contained in this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court, together with costs of suit therein incurred.

         23.15  Relationship of Parties.
         -------------------------------

         The relationship of the parties hereto is that of Landlord and Tenant, and it is expressly understood and agreed that Landlord shall not in any way nor for any purpose be deemed a partner of Tenant or a joint venturer with Tenant in the conduct of Tenant's business or otherwise, and that the provisions of any agreement between Landlord and Tenant relating to rent are made solely for the purpose of providing a method whereby rental payments are to be measured and ascertained.

         23.16 Corporate Authority.
         --------------------------

         In the event either party to this Lease is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         23.17  Consents and Approvals.
         ------------------------------

         Wherever the consent or approval of either party is provided for in this Lease, such consent or approval shall be given in writing to the requesting party, and each party agrees to not unreasonably withhold such consent or approval unless specifically provided to the contrary herein.

         23.18 Addendum.
         ---------------

         Amendments to this Lease must be in writing and signed by the parties, and the same may be attached as addenda to this Lease, and the same when made and attached shall be deemed incorporated herein and made a part hereof.

         23.19  Definitions.
         -------------------

         The words "mortgage", "trust deed", "deed to secure debt" and "deed of trust" are used interchangeably, as are the words "mortgagee", "trustee" and "grantee under deed to secure debt" or "grantee under trust deed". Similarly, "mortgage" includes security agreements, UCC-1 financing statements and like security instruments.

         23.20 Condition of Tenant's Obligations.
         ----------------------------------------

         Tenant's obligations under this Lease are conditional upon Tenant securing, pursuant to Section 4.2 above, the approval of the Federal Deposit insurance Corporation and of The North Carolina Commissioner of Banks (collectively, the "Authorizations") necessary for the construction of Tenant's Work and the operation of a branch bank. Tenant shall diligently pursue securing the Authorizations.

         If said condition has not been satisfied within ninety (90) days from the execution of this Lease, Tenant or Landlord shall have the option to terminate this Lease at any time thereafter but prior to Tenant's delivery of written evidence to Landlord that it has waived or satisfied said unsatisfied condition.

         23.21 Special Stipulations
         --------------------------

         The provision of the Special Stipulations set forth in Exhibit "F" attached hereto and by this reference made a part hereof shall, to the extent in conflict with the terms of this lease, control.

                                       IN

WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year above written.


                                               LANDLORD:


                                               ZT-Durham Associates, #1,
                                               a joint venture existing under
                                               the general partnership
                                               laws of North Carolina

                                               By: Durham Retail Associates,
                                                   a North Carolina limited
                                                   partnership, General Partner
                                               By: Center Point Southern,
                                                   Inc., a Georgia corporation
                                                   General Partner
                                               By: S/S Charles Miller, President
                                                   ------------------
                                                   Charles Miller

                                               CORPORATE SEAL

                                 EXHIBIT "A-1"

                    LEGAL DESCRIPTION OF THE SHOPPING CENTER
                    ----------------------------------------



              [SURVEYORS DESCRIPTION OF PROPERTY WITH COORDINATES]

                                 EXHIBIT "A-2"

                               LEGAL DESCRIPTION
                       LEASE AREA REATAIL "E' OUT PARCEL



              [SURVEYORS DESCRIPTION OF PROPERTY WITH COORDINATES]

                                 EXHIBIT "A-3"

                           SHOPPING CENTER SITE PLAN

                                 [GRAPHIC-MAP]

                                   EXHIBT "B"


                            PLANS AND SPECIFICATIONS
                            ------------------------


         1. Those certain Drawings preparted for Guaranty State Bank by Brockwell/Hoke Architects, Inc., Architects and Planners, dated August 5, 1987, consisting of Sheets C-1; SD-1; A-1 through A-8; S-1 and S-2; E-1 through E-5; HAC; P-1; and LEF-1 through LEF-6 (including LEF-1a and LEF-2a).

         2. Those certain Construction Documents for Guaranty state Bank, Westgate Shopping Center, Durhan, N.C., prepared by Brockwell/Hoke Architects, Inc., Architects and Planners, dated August 5, 1987, as amended by Addendum (No.1) dated August 7, 1987.

                                  EXHIBIT "C"



                                [GRAPHIC-MAP]

                                   EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------

         1. Tenant shall not, (i) conduct or permit any fire, bankruptcy or auction sale (whether real or fictitious) unless directed by. order of a court of competent jurisdiction, or conduct or permit any legitimate or fictitious "Going Out of Business" sale nor represent or advertise that it regularly or
customarily   sells   merchandise  at   "manufacturer's,"   "distributor's"   or
"wholesale," "warehouse," or similar prices or other than at "offprice" or at "retail" prices; (ii) use, or permit to be used, the malls or sidewalks adjacent to such premises, or any other area outside the premises for solicitation or for the sale or display of any merchandise or for the distribution of handbills, fliers or other similar materials, or for any other business, occupation or undertaking, or for outdoor public meetings, circus or other entertainment (except for promotional activities in cooperation with the management of the Shopping Center or an association of merchants within the Shopping Center or for promotions sponsored by Burger King Corporation); (iii) use or permit to be used any sound broadcasting or amplifying device which can be heard outside of the premises (other than devices necessary for drive-through service) or any flickering lights; or (iv) use or permit to be used any portion of the premises for any unlawful purpose or use or permit the use of any portion of the premises as regular living quarters, sleeping apartments or lodging rooms or for the conduct of any manufacturing business.

         2. Tenant shall not obstruct any sidewalks, passages, exists, entrances, truck ways, loading docks, package pick-up stations, pedestrian sidewalk and ramps, first 'aid and comfort stations, or stairways of the Shopping Center. No tenant and no employee or invitee of any tenant shall go upon the roof of the Shopping Center without notifying the Landlord.

         3. Tenant shall not install, maintain or operate or in any common areas under the control of Tenant any vending machine or video game without Landlord's prior written consent.

         4. Tenant shall store all its trash and garbage in containers within its premises and/or in the portion of the Common Areas designated by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

         5. Tenant and Tenant's employees shall park thier cars only in such portion of the parking area designed for those purposes by the Landlord. Tenant, from time to time, upon Landlord's request, shall use its best efforts to furnish Landlord with state automobile license numbers assigned to Tenant's employees within five (5) days after taking possessionof the premises and shall thereafter notify the Landlord of any changes within five (5) days after changes ocur. In the event that the Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then the Landlord at its option shall charge the Tenant Ten Dollars ($10.00) per days or partial day per car parked in any area other than that designated. Landlord agrees to designate employee parking areas in locations that do not unreasonably interfere with the availability of customer parking for Tenant's Building.

         6. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Shopping Center.

         7. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Shopping Center.

         8. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees and agents.

         9. Trailers or trucks shalll not be permitted to remain parked overnighht in any area of the Shopping Center, whether loaded, unloaded or partially loaded. No parking shall be permitted of any trailer, truck or other vehicle in any area of the Shopping Center at any time for purposes of advertising or promotion without Landlord's written permission.

         Tenant agrees to comply with all reasonable additional and supplemental rules and regulations upon notice of same from the Landlord.

                                  EXHIBIT "E"




                              TOYS 'R US SITE PLAN

                                 [GRAPHIC-MAP]

                                  EXHIBIT "F"

                              SPECIAL STIPULATIONS
                              --------------------

         1. Notwithstanding anything to the contrary contained in the Lease, fixed monthly rental for that portion of the Initial Term that falls in calendar year 1987 shall partially abate to a rate of One Thousand Two Hundred Fifty and No/100 Dollars ($1,250.00) per month; to the extent that the calendar year 1987 portion of the Initial Term consists of a partial month, such partially abated monthly rental shall be prorated on a per them basis.